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                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                    the Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported):  July 24, 1997


                         ALLEGHENY POWER SYSTEM, INC.
            (Exact name of registrant as specified in its charter)

      Maryland                      1-267                   13-5531602
      (State or other               (Commission File        (IRS Employer
       jurisdiction of               Number)                 Identification
       incorporation)                                        Number)


                             10435 Downsville Pike
                        Hagerstown, Maryland 21740-1766
                   (Address of principal executive offices)


Registrant's telephone number,
      including area code:                                  (301) 790-3400


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Item 5.     Other Events.

            On July 24, 1997, Allegheny Power System, Inc. announced second quarter earnings. Attached is a copy of the press release.




                                  SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          ALLEGHENY POWER SYSTEM, INC.



Dated:  July 29, 1997                     By:    /s/ Jay S. Pifer
                                          Name:  Jay S. Pifer
                                          Title: Senior Vice President


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                                 EXHIBIT INDEX


Item No. 1        Ex. 1       Press release dated July 24, 1997
                  Ex. 2       Second Quarter Earnings attachment to
                                press release